MERRILL LYNCH
HEALTHCARE
FUND, INC.




FUND LOGO




Semi-Annual Report

October 31, 1995






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company un-less accompanied or preceded by the Company's current prospectus. Past performance results shown in this re-port should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH HEALTHCARE FUND, INC.



Worldwide
Investments
As of 10/31/95


Percent Breakdown of                              Percent of
Securities by Country                             Net Assets

United States                                       60.5%
Switzerland                                         14.9
Sweden                                               6.6
Ireland                                              5.1
Denmark                                              2.4
United Kingdom                                       2.3
Canada                                               0.7
Israel                                               0.4
Japan                                                0.3


Industries Represented                            Percent of
In the Portfolio                                  Net Assets

Pharmaceutical--Prescription                        23.2%
Medical Specialties                                 19.3
Pharmaceutical--Diversified                         16.5
Pharmaceutical--Consumer                            13.9
Health Care Cost Containment                        11.1
Diagnostics                                          5.4
Biotechnology                                        3.8

Ten Largest Holdings                              Percent of
Represented in the Portfolio                      Net Assets

Ciba-Geigy AG (Registered)                           5.4%
Elan Corporation PLC (ADR)                           5.1
Roche Holdings AG                                    4.8
Sandoz AG (Registered)                               4.7
Pharmacia AB (Class B)                               4.1
Merck & Co., Inc.                                    4.1
Medtronic, Inc.                                      3.5
EP Technologies, Inc.                                3.5
Pfizer, Inc.                                         3.0
American Home Products Corporation                   2.5





DEAR SHAREHOLDER

During the October quarter, the invest-
ment climate for the healthcare sector
continued to be highly favorable. We
believe the outlook is especially
positive in the United States. Both
inflation and interest rates are low,
and the lack of sustained US dollar
strength has favored US-based
pharmaceutical companies and other
healthcare companies with operations
outside of the United States. Further-
more, the regulatory review process in
the United States has been stream-
lined, and new drugs are being approved
more rapidly. In our judgment, this
regulatory change, helped by user fees
paid by healthcare companies, saves
the companies development costs and
should accelerate the timing of rev-
enue gains from new products. Reflect-
ing these positive developments, share
prices for US pharmaceutical and
medical device companies advanced
strongly during the October quarter.

Healthcare service companies, pri-
marily health maintenance organi-
zations (HMOs), performed more in
line with the general stock market.
Enrollment growth is strong. However,
there is concern that profit margins
will be pressured by intense competi-
tion and by increased enrollment of
Medicare patients who are older and
may require more medical care. More-
over, as the Republican healthcare
proposal--which encourages HMO
membership and involves a sizeable
cut in the Medicare program--moves
toward an expected Presidential veto,
the outlook for healthcare service
companies becomes less certain.
However, we expect a subsequent
healthcare measure to gain Presi-
dential as well as Congressional
support and to sustain the strong
impetus toward managed healthcare
(that is, HMOs).

Earnings were robust for healthcare
companies outside of the United
States, although negatively impacted
by the continued US dollar weakness
as earnings from US-based operations
were translated back into local curren-
cies. As a result, earnings for non-US
multinational healthcare companies
lagged those of their US-based coun-
terparts. There are various govern-
ment healthcare cost-containment
programs already in place in Europe
and Japan. However, the aging of the
population throughout the developed
world presents budget challenges
that may necessitate a variety of
changes in government-supported
healthcare programs. Price reduc-
tions for less-essential drugs are one
likely change in several countries.
This should not impact the multi-
national companies that tend to
market more sophisticated pharma-
ceuticals that treat more serious
illnesses.

Portfolio Matters
At the end of the October quarter,
almost half of Merrill Lynch Health-
care Fund, Inc.'s assets was invested
in pharmaceutical companies. Our
pharmaceutical investments were
almost evenly divided between US
and non-US companies. Share price
valuations for foreign-based multi-
nationals are currently very
compelling.

The Fund also continued to have
significant exposure to the medical
device industry through investments
in companies such as Medtronic, Inc.,
Boston Scientific Corp. and Saint
Jude Medical, Inc. These companies
have made major advances in the
cardiovascular, urological, and
cerebro-vascular areas, which are
expected to extend and improve the
quality of life for many patients.

During the October quarter, we initi-
ated a position in VISX, Inc., a leader
in the field of corneal sculpting. This
is a patented and proprietary laser
treatment that may enable many
near-sighted people to regain almost-
perfect vision and discard their eye-
glasses. VISX is presently awaiting
Federal Drug Administration approval
for its corneal sculpting procedure.
The market potential of this pro-
cedure is very large. Moreover, under
an agreement with its only com-
petitor company in the US market,
VISX will receive a share of the fee
each time the competitor's procedure
is performed.

Another new investment is Pacificare
Health Systems, Inc., one of the
largest HMO groups in the United
States. Pacificare has successfully
weathered an intense competitive
climate in southern California. The
company is highly experienced in
dealing with Medicare programs, the
source of two-thirds of its revenues.
We view Pacificare as especially
well-positioned to benefit from the
HMO enrollment surge that we think
is likely to result from the restructur-ing of Medicare/Medicaid programs.

In Conclusion
It is possible that new legislation will be enacted in 1996 that will alter the Federal healthcare programs. If passed, the new laws as now proposed will present challenges as well as opportunities for healthcare com-panies and Merrill Lynch Healthcare
Fund, Inc. We believe that our port-
folio is well-positioned to manage
these challenges and take advantage
of the opportunities that will be
created by the current proposals. We
remain alert to the possible need to
adjust the portfolio to meet potential
changes in the proposals.

We thank you for your continued
investment in Merrill Lynch Health-
care Fund, Inc., and we look forward
to reviewing our outlook and strategy
with you again in our next report to
shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Jordan C. Screiber)
Jordan C. Schreiber
Vice President and Portfolio Manager


November 28, 1995

Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Donald C. Burke, Vice President
Jordan C. Schreiber, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



PERFORMANCE DATA


About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account mainte-nance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Recent Performance Results" and "Performance Summary" tables on pages 5--7. Data for Class A and Class B Shares are presented in the "Average Annual Total Return" table below and on page 7. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" table below.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended October 31, 1995.
All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return+++


                                       % Return Without   % Return With
Class A Shares*                          Sales Charge      Sales Charge**

Year Ended 9/30/95                         +29.09%           +22.31%
2/01/90++ through 9/30/95                  +11.18            +10.12
Five Years Ended 9/30/95                   +16.55            +15.30
Ten Years Ended 9/30/95                    +12.99            +12.38

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++On February 1, 1990, Merrill Lynch Asset Management became the sole investment adviser.

                                         % Return           % Return
Class B Shares*                        Without CDSC        With CDSC**

Year Ended 9/30/95                       +27.83%             +23.83%
2/01/90++ through 9/30/95                +10.05              +10.05
Five Years Ended 9/30/95                 +15.38              +15.38
Inception (10/21/88) through 9/30/95     +10.10              +10.10

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge. ++On February 1, 1990, Merrill Lynch Asset Management became the sole investment adviser.



Aggregate
Total Return


                                         % Return           % Return
Class C Shares*                        Without CDSC        With CDSC**

Inception (10/21/94) through 9/30/95     +27.83%             +26.83%

[FN]
 *Maximum contingent sales charge is 1% and is reduced to 0% after 1 year. **Assuming payment of applicable contingent deferred sales charge.


                                       % Return Without    % Return With
Class D Shares*                          Sales Charge      Sales Charge**

Inception (10/21/94) through 9/30/95       +26.04%           +19.42%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                                                                           12 Month       3 Month
                                                               10/31/95      7/31/95      10/31/94         % Change       % Change
Class A Shares                                                   $4.65        $4.33         $3.62         +28.45%          +7.39%
Class B Shares                                                    4.16         3.88          3.27         +27.22           +7.22
Class C Shares                                                    4.16         3.89          3.27         +27.22           +6.94
Class D Shares                                                    4.53         4.22          3.54         +27.97           +7.35
Class A Shares--Total Return                                                                              +28.45           +7.39
Class B Shares--Total Return                                                                              +27.22           +7.22
Class C Shares--Total Return                                                                              +27.22           +6.94
Class D Shares--Total Return                                                                              +27.97           +7.35

*Investment results shown do not reflect sales charges;
 results shown would be lower if a sales charge was included.




Performance
Summary--
Class A Shares+++
                                    Net Asset Value                Capital Gains
Period Covered              Beginning             Ending            Distributed               Dividends Paid*             % Change**
4/1/83-12/31/83              $ 9.15               $ 9.56                 --                       $0.120                   + 5.85%
1984                           9.56                 8.83             $ 0.040                       0.090                   - 6.34
1985                           8.83                10.65                 --                        0.120                   +22.16
1986                          10.65                11.94               0.530                       0.100                   +17.86
1987                          11.94                 9.90               3.347                       0.015                   +10.24
1988                           9.90                 9.56               0.825                       0.145                   + 6.39
1989                           9.56                 9.09               1.422                       0.068                   +11.46
1990                           9.09                 7.29               0.832                       0.489                   - 6.19
1991                           7.29                 9.18                 --                        1.320                   +45.71
1992                           9.18                 4.03               4.123++                     1.028                   + 6.92
1993                           4.03                 3.91                 --                        0.013                   - 2.63
1994                           3.91                 3.46               0.266                         --                    - 4.30
1/1/95-10/31/95                3.46                 4.65                 --                          --                    +34.39
                                                                     -------                      ------
                                                               Total $11.385                Total $3.508

                                                                                  Cumulative total return as of 10/31/95: +241.53%**

   *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
  ++Figure includes a $0.879 and $3.089 return of capital on 4/22/92 and 4/27/92, respectively.

 +++See Important Note on page 7.

PERFORMANCE DATA (concluded)


Performance
Summary--
Class B Shares+++
                                    Net Asset Value                Capital Gains
Period Covered              Beginning             Ending            Distributed               Dividends Paid*             % Change**
10/21/88-12/31/88            $10.24                $9.55              $0.825                      $0.089                   + 2.22%
1989                           9.55                 9.07               1.422                       0.006                   +10.70
1990                           9.07                 7.19               0.832                       0.455                   - 7.42
1991                           7.19                 8.96                 --                        1.291                   +44.21
1992                           8.96                 3.72               4.123++                     1.028                   + 5.46
1993                           3.72                 3.59                 --                          --                    - 3.49
1994                           3.59                 3.13               0.266                         --                    - 4.99
1/1/95-10/31/95                3.13                 4.16                 --                          --                    +32.91
                                                                      ------                      ------
                                                                Total $7.468                Total $2.869

                                                                                   Cumulative total return as of 10/31/95: +94.15%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
++Figure includes a $0.879 and $3.089 return of capital on 4/22/92 and 4/27/92, respectively.


Performance
Summary--
Class C Shares
                                    Net Asset Value                Capital Gains
Period Covered              Beginning             Ending            Distributed               Dividends Paid*             % Change**
10/21/94-12/31/94             $3.27                $3.13                 --                          --                    - 4.28%
1/1/95-10/31/95                3.13                 4.16                 --                          --                    +32.91

                                                                                   Cumulative total return as of 10/31/95: +27.22%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                    Net Asset Value                Capital Gains
Period Covered              Beginning             Ending            Distributed               Dividends Paid*             % Change**
10/21/94-12/31/94             $3.61                $3.39                 --                          --                    - 6.09%
1/1/95-10/31/95                3.39                 4.53                 --                          --                    +33.63

                                                                                   Cumulative total return as of 10/31/95: +25.48%**

   *Figures may include short-term capital gains distributions.
  **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



+++Important Note:
   Prior to April 27, 1992, Merrill Lynch Healthcare Fund, Inc.
   was known as Sci/Tech Holdings, Inc. and contained, in addition to a healthcare portfolio, a portfolio of technology securities. The data on pages 4, 5 and 6 include the performance of the technology portfolio which is no longer part of the Fund. Set forth below are performance data which, for the period before April 27, 1992, includes only the performance of the healthcare portfolio and a pro rata allocated portion of Sci/Tech
   Holdings, Inc.'s cash reserves. On February 1, 1990, Merrill Lynch Asset Management became the sole investment adviser.

Average Annual
Total Return

                                       % Return Without    % Return With
Class A Shares*                          Sales Charge      Sales Charge**

Year Ended 9/30/95                         +29.09%           +22.31%
2/01/90++ through 9/30/95                  +17.26            +16.15

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Due to the inability to completely isolate the performance of Sci/Tech
  Holdings, Inc.'s technology portfolio from its healthcare portfolio, computa-tions are based upon management's estimates of the healthcare portfolio.



                                         % Return           % Return
Class B Shares*                        Without CDSC        With CDSC**

Year Ended 9/30/95                         +27.83%           +23.83%
2/01/90++ through 9/30/95                  +16.57            +16.57

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.
++Due to the inability to completely isolate the performance of Sci/Tech
  Holdings, Inc.'s technology portfolio from its healthcare portfolio, computa-tions are based upon management's estimates of the healthcare portfolio.



Recent
Performance
Results
                                                             12 Month                   2/01/90 to 10/31/95++
                                                             % Change                         % Change
Class A Shares--Total Return                                 +28.45%                          +145.88%
Class B Shares--Total Return                                 +27.22                           +137.14

++Due to the inability to completely isolate the performance of Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.

SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)
NORTH                                                                                                         Value     Percent of
AMERICA         Industries            Shares Held             Investments                        Cost       (Note 1a)   Net Assets
Canada          Biotechnology              40,000  ++Biochem Pharma, Inc.                    $  1,323,752   $  1,525,000     0.7%


                                                     Total Investments in Canada                1,323,752      1,525,000     0.7

United States   Biotechnology              80,000  ++Amgen, Inc.                                3,508,752      3,840,000     1.8
                                           80,000  ++Matrix Pharmaceutical Inc.                 1,074,375      1,160,000     0.5
                                          165,000  ++PerSeptive Biosystems, Inc.                1,689,375      1,732,500     0.8
                                                                                             ------------   ------------   ------
                                                                                                6,272,502      6,732,500     3.1

                Diagnostics               100,000  ++Epitope Inc.                               1,450,124      1,375,000     0.6
                                           50,000  ++Hologic Inc.                               1,325,000      1,293,750     0.6
                                            5,000  ++Lunar Corporation                            160,000        181,250     0.1
                                          560,000  ++Meris Laboratories, Inc.                   4,722,934      1,015,000     0.5
                                          155,000  ++Metra Biosystems, Inc.                     1,989,375      2,828,750     1.3
                                           38,000  ++NeoPath, Inc.                              1,040,501        855,000     0.4
                                          207,000  ++Ostex International, Inc.                  3,705,937      4,010,625     1.9
                                                                                             ------------   ------------   ------
                                                                                               14,393,871     11,559,375     5.4

                Health Care Cost          100,000  ++Caremark International, Inc.               2,065,997      2,062,500     1.0
                Containment                15,000    Columbia/HCA Healthcare Corporation          599,025        736,875     0.3
                                           50,000  ++FHP International Corporation              1,176,875      1,212,500     0.6
                                           30,000  ++GMIS Inc.                                    552,222        345,000     0.2
                                          105,000  ++Inphynet Medical Management, Inc.          1,740,826      1,890,000     0.9
                                          150,000  ++Medaphis Corporation                       3,439,375      4,725,000     2.2
                                           70,000  ++OrNda Healthcorp.                          1,154,875      1,233,750     0.6
                                           25,000  ++Pacific Physician Services, Inc.             423,750        393,750     0.2
                                           10,000  ++Pacificare Health Systems, Inc. (Class A)    600,000        705,000     0.3
                                           51,000  ++Pacificare Health Systems, Inc. (Class B)  3,240,749      3,697,500     1.7
                                          144,750  ++PhyCor Inc.                                3,039,750      5,283,375     2.5
                                           70,000  ++Tenet Healthcare Corp.                     1,155,700      1,251,250     0.6
                                                                                             ------------   ------------   ------
                                                                                               19,189,144     23,536,500    11.1

                Medical Specialties        30,000    Baxter International, Inc.                   841,720      1,158,750     0.5
                                           15,000    Becton, Dickinson & Company                  772,650        975,000     0.5
                                          100,000  ++Boston Scientific Corp.                    2,690,663      4,212,500     2.0
                                          600,000  ++EP Technologies, Inc.                      4,317,502      7,425,000     3.5
                                           80,000  ++Fresenius USA Inc.                           561,596      1,310,000     0.6
                                           25,000  ++InControl, Inc.                              256,250        437,500     0.2
                                          250,000  ++InStent, Inc.                              3,534,375      4,187,500     2.0
                                          130,000    Medtronic, Inc.                            4,485,863      7,507,500     3.5
                                           30,000  ++Saint Jude Medical, Inc.                   1,518,750      1,593,750     0.7
                                           15,000  ++Target Therapeutics, Inc.                  1,185,625      1,151,250     0.5
                                          180,000  ++Uromed Corp.                               1,916,252      1,912,500     0.9
                                          219,467  ++Uromed Corp.++++                           1,000,005      2,331,837     1.1
                                          105,000  ++VISX, Incorporated                         2,441,676      2,362,500     1.1
                                           10,000  ++VIVUS Inc.                                   205,000        202,500     0.1
                                           50,000  ++Ventritex, Inc.                              988,750        975,000     0.5
                                                                                             ------------   ------------   ------
                                                                                               26,716,677     37,743,087    17.7

                Pharmaceutical--          100,000    Allergan, Inc.                             2,905,227      2,937,500     1.4
                Consumer                   60,000    American Home Products Corporation         4,337,350      5,317,500     2.5
                                           65,000    Johnson & Johnson Co.                      3,885,050      5,297,500     2.5
                                           20,000    Schering-Plough Corp.                        639,978      1,072,500     0.5
                                           40,000    Warner-Lambert Co.                         3,601,280      3,405,000     1.6
                                                                                             ------------   ------------   ------
                                                                                               15,368,885     18,030,000     8.5

                Pharmaceutical--          100,000    Abbott Laboratories                        3,346,810      3,975,000     1.9
                Diversified               260,000    Collagen Corporation                       5,061,254      4,680,000     2.2
                                          140,000    IVAX Corp.                                 3,815,463      3,185,000     1.5
                                           50,000  ++R.P. Scherer Corporation                   1,999,850      2,225,000     1.0
                                                                                             ------------   ------------   ------
                                                                                               14,223,377     14,065,000     6.6

                Pharmaceutical--          150,000    Merck & Co., Inc.                          5,887,754      8,625,000     4.1
                Prescription              110,000    Pfizer, Inc.                               4,970,911      6,311,250     3.0
                                          220,000  ++U.S. Bioscience, Inc.                      1,100,723        976,250     0.5
                                           20,000  ++The Upjohn Co.                               888,700      1,015,000     0.5
                                                                                             ------------   ------------   ------
                                                                                               12,848,088     16,927,500     8.1

                                                     Investments in the United States         109,012,544    128,593,962    60.5


                                                     Total Investments in North America       110,336,296    130,118,962    61.2


MIDDLE
EAST

Israel          Pharmaceutical--           20,000    Teva Pharmaceuticals Industries, Inc.
                Diversified                          (ADR)*                                       697,500        782,500     0.4

                                                     Investments in Israel                        697,500        782,500     0.4


                                                     Total Investments in the Middle East         697,500        782,500     0.4

PACIFIC
BASIN

Japan           Pharmaceutical--           30,000    Sankyo Company, Ltd.                         709,856        661,765     0.3
                Prescription

                                                     Investments in Japan                         709,856        661,765     0.3

                                                     Total Investments in the Pacific Basin       709,856        661,765     0.3


WESTERN
EUROPE

Denmark         Pharmaceutical--           40,000  ++Novo Nordisk A/S (Class B)                 4,281,634      5,096,896     2.4
                Diversified
                                                     Investments in Denmark                     4,281,634      5,096,896     2.4


Ireland         Pharmaceutical--          270,000  ++Elan Corporation PLC (ADR)*                9,620,267     10,833,750     5.1
                Diversified

                                                     Investments in Ireland                     9,620,267     10,833,750     5.1




SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)
WESTERN EUROPE                                                                                                Value     Percent of
(concluded)     Industries            Shares Held             Investments                        Cost       (Note 1a)   Net Assets
Sweden          Medical Specialties        80,000    Elekta Instrument AB 'B' Free           $  1,571,372   $  3,316,100     1.6%
                Pharmaceutical--           50,000    Astra AB 'B' Free                          1,606,762      1,808,782     0.9
                Prescription              250,000    Pharmacia AB (Class B)                     5,928,773      8,742,444     4.1
                                                                                             ------------   ------------   ------
                                                                                                7,535,535     10,551,226     5.0

                                                     Investments in Sweden                      9,106,907     13,867,326     6.6


Switzerland     Pharmaceutical--           13,200    Ciba-Geigy AG (Registered)                 8,975,560     11,448,385     5.4
                Consumer

                Pharmaceutical--            1,400    Roche Holdings AG                          8,362,090     10,190,577     4.8
                Prescription               12,000  ++Sandoz AG (Registered)                     8,706,278      9,920,593     4.7
                                                                                             ------------   ------------   ------
                                                                                               17,068,368     20,111,170     9.5

                                                     Investments in Switzerland                26,043,928     31,559,555    14.9

United Kingdom  Pharmaceutical--           80,000    SmithKline Beecham Corp. PLC (ADR)*        3,820,864      4,150,000     2.0
                Diversified

                Pharmaceutical--           40,000    Zeneca Group PLC                             609,203        745,519     0.3
                Prescription
                                                     Investments in the United Kingdom          4,430,067      4,895,519     2.3

                                                     Total Investments in Western Europe       53,482,803     66,253,046    31.3


SHORT-TERM                                  Face
SECURITIES                                 Amount

                Commercial Paper**   $  3,000,000    Ciesco L.P., 5.72% due 11/06/1995          2,997,617      2,997,617     1.4
                                        3,000,000    Daimler-Benz AG, 5.72% due 11/17/1995      2,992,373      2,992,373     1.4
                                        6,547,000    Ford Motor Credit Co., 5.87% due
                                                     11/01/1995                                 6,547,000      6,547,000     3.1
                                                                                             ------------   ------------   ------
                                                                                               12,536,990     12,536,990     5.9

                                                     Total Investments in Short-Term
                                                     Securities                                12,536,990     12,536,990     5.9


                Total Investments                                                            $177,763,445    210,353,263    99.1
                                                                                             ============
                Other Assets Less Liabilities                                                                  1,976,163     0.9
                                                                                                            ------------   ------
                Net Assets                                                                                  $212,329,426   100.0%
                                                                                                            ============   ======

               *American Depositary Receipts (ADR).
              **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.
              ++Non-income producing security.
            ++++Restricted securities as to resale. The value of the Company's investment in restricted securities was $2,331,837, representing 1.1% of net assets.

                                        Acquisition                                 Value
                Issue                      Date                   Cost            (Note 1a)
                Uromed Corp.            9/15/1993              $1,000,005         $2,331,837

                Total                                          $1,000,005         $2,331,837
                                                               ==========         ==========


                See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                   As of October 31, 1995
Assets:            Investments, at value (identified cost--$177,763,445) (Note 1a)                                    $210,353,263
                   Cash                                                                                                    653,150
                   Receivables:
                     Securities sold                                                                    $ 1,969,529
                     Capital shares sold                                                                    909,174
                     Dividends                                                                               65,863      2,944,566
                                                                                                        -----------
                   Prepaid registration fees and other assets (Note 1f)                                                     44,321
                                                                                                                      ------------
                   Total assets                                                                                        213,995,300
                                                                                                                      ------------

Liabilities:       Payables:
                     Securities purchased                                                                   886,875
                     Capital shares redeemed                                                                238,877
                     Investment adviser (Note 2)                                                            180,999
                     Distributor (Note 2)                                                                    98,280      1,405,031
                                                                                                       ------------
                   Accrued expenses and other liabilities                                                                  260,843
                                                                                                                      ------------
                   Total liabilities                                                                                     1,665,874
                                                                                                                      ------------

Net Assets:        Net assets                                                                                         $212,329,426
                                                                                                                      ============

Net Assets         Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                     $  1,909,689
Consist of:        Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                        2,617,804
                   Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                          132,526
                   Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                          203,333
                   Paid-in capital in excess of par                                                                    163,223,678
                   Accumulated investment loss--net                                                                       (843,143)
                   Undistributed realized capital gains on investments and foreign currency
                   transactions--net                                                                                    12,497,047
                   Unrealized appreciation on investments and foreign currency transactions--net                        32,588,492
                                                                                                                      ------------
                   Net assets                                                                                         $212,329,426
                                                                                                                      ============

Net Asset Value:   Class A--Based on net assets of $88,720,049 and 19,096,895 shares outstanding                      $       4.65
                                                                                                                      ============
                   Class B--Based on net assets of $108,881,168 and 26,178,043 shares outstanding                     $       4.16
                                                                                                                      ============
                   Class C--Based on net assets of $5,514,377 and 1,325,259 shares outstanding                        $       4.16
                                                                                                                      ============
                   Class D--Based on net assets of $9,213,832 and 2,033,327 shares outstanding                        $       4.53
                                                                                                                      ============


                   See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                   For the Six Months Ended October 31, 1995
Investment         Dividends (net of $43,182 foreign withholding tax)                                                 $    768,610
Income             Interest and discount earned                                                                            387,093
(Notes 1d & 1e):                                                                                                      ------------
                   Total income                                                                                          1,155,703
                                                                                                                      ------------

Expenses:          Investment advisory fees (Note 2)                                                   $    900,943
                   Account maintenance and distribution fees--Class B (Note 2)                              451,089
                   Transfer agent fees--Class B (Note 2)                                                    169,331
                   Transfer agent fees--Class A (Note 2)                                                    133,278
                   Printing and shareholder reports                                                          95,290
                   Accounting services (Note 2)                                                              65,582
                   Professional fees                                                                         46,649
                   Registration fees (Note 1f)                                                               43,348
                   Custodian fees                                                                            36,310
                   Account maintenance and distribution fees--Class C (Note 2)                               16,219
                   Transfer agent fees--Class D (Note 2)                                                     10,248
                   Directors' fees and expenses                                                              10,027
                   Account maintenance fees--Class D (Note 2)                                                 7,783
                   Transfer agent fees--Class C (Note 2)                                                      6,458
                   Pricing fees                                                                                  62
                   Other                                                                                      6,229
                                                                                                       ------------
                   Total expenses                                                                                        1,998,846
                                                                                                                      ------------
                   Investment loss--net                                                                                   (843,143)
                                                                                                                      ------------

Realized &         Realized gain (loss) from:
Unrealized           Investments--net                                                                    13,400,651
Gain (Loss) on       Foreign currency transactions--net                                                     (28,282)    13,372,369
Investments &                                                                                          ------------
Foreign Currency   Change in unrealized appreciation/depreciation on:
Transactions--Net    Investments--net                                                                    21,503,512
(Notes 1b, 1c,       Foreign currency transactions--net                                                     (16,495)    21,487,017
1e & 3):                                                                                               ------------   ------------
                   Net realized and unrealized gain on investments and foreign currency transactions                    34,859,386
                                                                                                                      ------------
                   Net Increase in Net Assets Resulting from Operations                                               $ 34,016,243
                                                                                                                      ============


                   See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                        For the Six       For the
                                                                                                       Months Ended     Year Ended
                                                                                                        October 31,      April 30,
                   Increase (Decrease) in Net Assets:                                                       1955           1995
Operations:        Investment loss--net                                                                $   (843,143)  $ (1,000,353)
                   Realized gain (loss) on investments and foreign currency transactions--net            13,372,369       (819,555)
                   Change in unrealized appreciation/depreciation on investments and foreign
                   currency transactions--net                                                            21,487,017      9,775,276
                                                                                                       ------------   ------------
                   Net increase in net assets resulting from operations                                  34,016,243      7,955,368
                                                                                                       ------------   ------------

Distributions to   Realized gain on investments--net:
Shareholders         Class A                                                                                     --     (4,761,771)
(Note 1g):           Class B                                                                                     --     (4,901,206)
                                                                                                       ------------   ------------
                   Net decrease in net assets resulting from distributions to shareholders                       --     (9,662,977)
                                                                                                       ------------   ------------

Capital Share      Net increase in net assets derived from capital share transactions                    22,976,113     22,599,545
Transactions                                                                                           ------------   ------------
(Note 4):

Net Assets:        Total increase in net assets                                                          56,992,356     20,891,936
                   Beginning of period                                                                  155,337,070    134,445,134
                                                                                                       ------------   ------------
                   End of period*                                                                      $212,329,426   $155,337,070
                                                                                                       ============   ============

                   See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                        Class A
                                                                                                                       For the
                                                                                                   For the              Eight-
The following per share data and ratios have been      For the Six                               Five-Month  For the    Month
derived from information provided in the financial       Months                                    Period      Year    Period
statements.                                              Ended                                     Ended      Ended     Ended
                                                        Oct. 31,    For the Year Ended April 30,  April 30,  Nov. 30,  Nov. 30,
Increase (Decrease) in Net Asset Value:                  1995++      1995++     1994++    1993++     1992      1991      1990
Per Share          Net asset value, beginning of period $   3.81   $   3.87   $   3.59  $   3.63  $   9.19   $   7.94  $   9.13
Operating                                               --------   --------   --------  --------  --------   --------  --------
Performance:         Investment income (loss)--net          (.01)      (.01)      (.02)      .02        --        .03       .05
                     Realized and unrealized gain
                     (loss) on investments and foreign
                     currency transactions--net              .85        .22        .31      (.06)      .88       2.08      (.75)
                                                        --------   --------   --------  --------  --------   --------  --------
                   Total from investment operations          .84        .21        .29      (.04)      .88       2.11      (.70)
                                                        --------   --------   --------  --------  --------   --------  --------
                   Less dividends and distributions:
                     Return of capital--net                   --         --         --        --     (3.97)        --        --
                     Investment income--net                   --         --       (.01)       --        --       (.03)     (.08)
                     Realized gain on investments--net        --       (.27)        --        --     (2.47)      (.83)     (.41)
                                                        --------   --------   --------  --------  --------   --------  --------
                   Total dividends and distributions          --       (.27)      (.01)       --     (6.44)      (.86)     (.49)
                                                        --------   --------   --------  --------  --------   --------  --------
                   Net asset value, end of period       $   4.65   $   3.81   $   3.87  $   3.59  $   3.63   $   9.19  $   7.94
                                                        ========   ========   ========  ========  ========   ========  ========

Total Investment   Based on net asset value per share     22.05%+++   6.47%      8.19%    (1.10%)   10.96%+++  29.44%    (8.75%)+++
Return:**                                               ========   ========   ========  ========  ========   ========  ========

Ratios to Average  Expenses                                1.66%*     1.79%      1.55%     1.85%     1.56%*      1.61%     1.77%*
Net Assets:                                             ========   ========   ========  ========  ========   ========  ========
                   Investment income (loss)--net           (.38%)*    (.21%)     (.48%)     .48%     (.16%)*     .27%      .62%*
                                                        ========   ========   ========  ========  ========   ========  ========

Supplemental       Net assets, end of period
Data:              (in thousands)                       $ 88,720   $ 69,650   $ 70,753  $ 63,528  $ 61,132   $125,979  $114,852
                                                        ========   ========   ========  ========  ========   ========  ========
                   Portfolio turnover                     72.21%    196.91%    133.58%   103.06%   147.63%    206.29%   159.11%
                                                        ========   ========   ========  ========  ========   ========  ========




                                                                                        Class B
                                                                                                                       For the
                                                                                                   For the              Eight-
The following per share data and ratios have been      For the Six                               Five-Month  For the    Month
derived from information provided in the financial       Months                                    Period      Year    Period
statements.                                              Ended                                     Ended      Ended     Ended
                                                        Oct. 31,    For the Year Ended April 30,  April 30,  Nov. 30,  Nov. 30,
Increase (Decrease) in Net Asset Value:                  1995++      1995++     1994++    1993++     1992++   1991      1990
Per Share          Net asset value, beginning of period $   3.43   $   3.55   $   3.31  $   3.38  $   9.01   $   7.84  $   9.05
Operating                                               --------   --------   --------  --------  --------   --------  --------
Performance:         Investment loss--net                   (.03)      (.04)      (.05)     (.01)     (.02)      (.03)     (.01)
                     Realized and unrealized gain
                     (loss) on investments and foreign
                     currency transactions--net              .76        .19        .29      (.06)      .83       2.03      (.75)
                                                        --------   --------   --------  --------  --------   --------  --------
                   Total from investment operations          .73        .15        .24      (.07)      .81       2.00      (.76)
                                                        --------   --------   --------  --------  --------   --------  --------
                   Less dividends and distributions:
                     Return of capital--net                   --         --         --        --     (3.97)        --        --
                     Investment income--net                   --         --         --        --        --         --      (.04)
                     Realized gain on investments--net        --       (.27)        --        --     (2.47)      (.83)     (.41)
                                                        --------   --------   --------  --------  --------   --------  --------
                   Total dividends and distributions          --       (.27)        --        --     (6.44)      (.83)     (.45)
                                                        --------   --------   --------  --------  --------   --------  --------
                   Net asset value, end of period       $   4.16   $   3.43   $   3.55  $   3.31  $   3.38   $   9.01  $   7.84
                                                        ========   ========   ========  ========  ========   ========  ========

Total Investment   Based on net asset value per share     21.28%+++   5.29%      7.25%    (2.07%)   10.26%+++  28.30%    (9.37%)+++
Return:**                                               ========   ========   ========  ========  ========   ========  ========

Ratios to Average  Expenses, excluding account
Net Assets:        maintenance and distribution fees       1.71%*     1.85%      1.56%     1.89%     1.58%*     1.63%     1.82%*
                                                        ========   ========   ========  ========  ========   ========  ========
                   Expenses                                2.71%*     2.85%      2.56%     2.89%     2.58%*     2.63%     2.82%*
                                                        ========   ========   ========  ========  ========   ========  ========
                   Investment loss--net                   (1.42%)*   (1.29%)    (1.52%)    (.41%)   (1.02%)*    (.79%)    (.36%)*
                                                        ========   ========   ========  ========  ========   ========  ========

Supplemental       Net assets, end of period
Data:              (in thousands)                       $108,881   $ 79,485   $ 63,692  $ 33,071  $  5,356   $  6,007  $  3,222
                                                        ========   ========   ========  ========  ========   ========  ========
                   Portfolio turnover                     72.21%    196.91%    133.58%   103.06%   147.63%    206.29%   159.11%
                                                        ========   ========   ========  ========  ========   ========  ========

                                                                        Class C                             Class D
                                                                                  For the                           For the
                                                                For the           Period           For the          Period
The following per share data and ratios have been derived     Six Months        October 21,       Six Months      October 21,
from information provided in the financial statements.           Ended           1994++++           Ended           1994++++
                                                              October 31,      to April 30,       October 31,     to April 30,
Increase (Decrease) in Net Asset Value:                          1995++           1995++            1995++           1995++

Per Share          Net asset value, beginning of period        $     3.43      $     3.27         $    3.72        $     3.61
Operating                                                      ----------      ----------         ---------        ----------
Performance:         Investment loss--net                            (.03)           (.04)             (.01)             (.02)
                     Realized and unrealized gain on
                     investments and foreign currency
                     transactions--net                                .76             .20               .82               .13
                                                               ----------      ----------         ---------        ----------
                   Total from investment operations                   .73             .16               .81               .11
                                                               ----------      ----------         ---------        ----------
                   Net asset value, end of period              $     4.16      $     3.43         $    4.53        $     3.72
                                                               ==========      ==========         =========        ==========

Total Investment   Based on net asset value per share              21.28%+++        4.89%+++         21.77%+++          3.05%+++
Return:**                                                      ==========      ==========         =========        ==========

Ratios to Average  Expenses, excluding account maintenance
Net Assets:        and distribution fees                            1.73%*          2.28%*            1.66%*            2.19%*
                                                               ==========      ==========         =========        ==========
                   Expenses                                         2.73%*          3.28%*            1.91%*            2.44%*
                                                               ==========      ==========         =========        ==========
                   Investment loss--net                            (1.60%)*        (2.13%)*           (.71%)*          (1.23%)*
                                                               ==========      ==========         =========        ==========

Supplemental       Net assets, end of period (in thousands)    $    5,514      $    1,816         $   9,214        $    4,386
Data:                                                          ==========      ==========         =========        ==========
                   Portfolio turnover                              72.21%         196.91%            72.21%           196.91%
                                                               ==========      ==========         =========        ==========

                  *Annualized.
                 **Total investment returns exclude the effect of sales loads.
                 ++Calculation is based on the average number of shares outstanding during the period.
               ++++Commencement of Operations.
                +++Aggregate total investment return.

                   See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short term securities are valued at amortized cost, which approxi-mates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Company may also purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures con-tracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transac-tion is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or pay-ments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

*Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

*Forward foreign exchange contracts--The Company is author-ized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

*Options--The Company is authorized to write covered put and call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing trans-action exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain divi-dends from foreign securities are recorded as soon as the Company is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Company's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Company. As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Certain states in which shares of the Company are qualified for sale impose limitations on the expenses of the Company. The most restrictive annual expense limitation requires that MLAM reim-burse the Company to the extent that expenses (excluding inter-est, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Company's first $30 mil-lion of average daily net assets, 2.0% of the Company's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Company is limited to the amount of the investment advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                         Account
                      Maintenance Fee        Distribution Fee

Class B                  0.25%                    0.75%
Class C                  0.25%                    0.75%
Class D                  0.25%                      --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended October 31, 1995, MLFD earned under-writing discounts and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:


                      MLFD        MLPF&S

Class A              $  589      $ 8,246
Class D              $3,351      $43,892


For the six months ended October 31, 1995, MLPF&S received contingent deferred sales charges of $178,236 and $1,888 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $63,158 in commissions on the execution of portfolio security transactions for the Company for the six months ended October 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, MLPF&S, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 1995 were $255,464,208 and $224,601,899, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                Realized        Unrealized
                             Gains (Losses)   Gains (Losses)

Long-term investments         $13,400,834       $ 32,589,818
Short-term investments               (183)                --
Foreign currency transactions     (28,282)            (1,326)
                              -----------       ------------
Total                         $13,372,369       $ 32,588,492
                              ===========       ============

As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $32,589,818, of which $38,344,462 related to appreciated securities and $5,754,644 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $177,763,445.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $22,976,113 and $22,599,545 for the six months ended October 31, 1995 and the year ended April 30, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                  Dollar
Ended October 31, 1995                Shares       Amount

Shares sold                         2,865,166    $ 12,054,125
Shares redeemed                    (2,037,319)     (8,560,668)
                                 ------------    ------------
Net increase                          827,847    $  3,493,457
                                 ============    ============


Class A Shares for the Year                        Dollar
Ended April 30, 1995                  Shares       Amount

Shares sold                         5,713,906    $ 20,654,552
Shares issued to shareholders in
reinvestment of distributions       1,236,169       4,042,270
                                 ------------    ------------
Total issued                        6,950,075      24,696,822
Shares redeemed                    (6,956,106)    (25,023,035)
                                 ------------    ------------
Net decrease                           (6,031)   $   (326,213)
                                 ============    ============


Class B Shares for the Six Months                  Dollar
Ended October 31, 1995                Shares       Amount

Shares sold                         8,051,081    $ 31,557,726
Automatic conversion of shares       (117,743)       (432,408)
Shares redeemed                    (4,919,435)    (18,426,139)
                                 ------------    ------------
Net increase                        3,013,903    $ 12,699,179
                                 ============    ============

Class B Shares for the Year                        Dollar
Ended April 30, 1995                  Shares       Amount

Shares sold                        14,768,466    $ 48,509,782
Shares issued to shareholders in
reinvestment of distributions       1,486,559       4,415,081
                                 ------------    ------------
Total issued                       16,255,025      52,924,863
Automatic conversion of shares       (334,825)     (1,098,987)
Shares redeemed                   (10,719,834)    (34,866,393)
                                 ------------    ------------
Net increase                        5,200,366    $ 16,959,483
                                 ============    ============


Class C Shares for the Six Months                  Dollar
Ended October 31, 1995                Shares       Amount

Shares sold                         1,089,964    $  4,233,197
Shares redeemed                      (293,696)     (1,111,828)
                                 ------------    ------------
Net increase                          796,268    $  3,121,369
                                 ============    ============


Class C Shares for the Period                      Dollar
Oct. 21, 1994++ to April 30, 1995     Shares       Amount

Shares sold                           584,554    $  1,949,867
Shares redeemed                       (55,563)       (184,106)
                                 ------------    ------------
Net increase                          528,991    $  1,765,761
                                 ============    ============

[FN]
++Commencement of Operations.


Class D Shares for the Six Months                  Dollar
Ended October 31, 1995                Shares       Amount

Shares sold                         1,335,061    $  5,744,341
Automatic conversion of shares        108,424         432,408
Total issued                        1,443,485       6,176,749
Shares redeemed                      (588,203)     (2,514,641)
                                 ------------    ------------
Net increase                          855,282    $  3,662,108
                                 ============    ============

Class D Shares for the Period                      Dollar
Oct. 21, 1994++ to April 30, 1995     Shares       Amount

Shares sold                         1,239,834    $  4,397,052
Automatic conversion of shares        309,359       1,098,987
                                 ------------    ------------
Total issued                        1,549,193       5,496,039
Shares redeemed                      (371,148)     (1,295,525)
                                 ------------    ------------
Net increase                        1,178,045    $  4,200,514
                                 ============    ============

[FN]
++Commencement of Operations.


5. Commitments:
At October 31, 1995, the Company had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with an approximate value of $1,618,000.

6. Capital Loss Carryforward:
At April 30, 1995, the Company had a capital loss carryforward of approximately $819,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.




PORTFOLIO CHANGES


For the Quarter Ended October 31, 1995

Additions

*ATS Medical, Inc.
 Astra AB 'B' Free
*AutoImmune Inc.
 Biochem Pharma, Inc.
 Epitope Inc.
 FHP International Corporation
 GMIS Inc.
*Healthsource, Inc.
 Hologic Inc.
 InControl, Inc.

*Interneuron Pharmaceuticals, Inc.
 Lunar Corporation
 Matrix Pharmaceuticals Inc.
 Medaphis Corporation
 NeoPath, Inc.
 Ostex International, Inc.
 Pacificare Health Systems, Inc. (Class A)
 Pacificare Health Systems, Inc. (Class B)
 PerSeptive Biosystems, Inc.
 R.P. Scherer Corporation
 Target Therapeutics, Inc.
 U.S. Bioscience Inc.
 The Upjohn Co.
 VISX, Incorporated
 VIVUS, Inc.
 Ventritex, Inc.



Deletions


 AKZO N.V.
*ATS Medical, Inc.
 Apria Healthcare Group, Inc.
*AutoImmune Inc.
 Bayer AG
 Cordis Corp.
 Forest Laboratories, Inc.
*Healthsource, Inc.
*Interneuron Pharmaceuticals, Inc.
 Lilly (Eli) & Co.
 Lincare Holdings, Inc.
 Nellcor Inc.
 Procter & Gamble Co.
 Rhone-Poulenc Rorer, Inc.

[FN]
*Added and deleted in the same quarter.